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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  DECEMBER 17, 1997
                                                  --------------------



                            NEWPARK RESOURCES, INC.
        --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                   1-2960               72-1123385
----------------------------      --------------          ----------------
(State or other jurisdiction      (Commission             (IRS Employer
 of incorporation)                 File Number)            Identification No.)


            3850 NORTH CAUSEWAY, SUITE 1770
                  METAIRIE, LOUISIANA                        70002
       ----------------------------------------           ------------
       (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (504) 838-8222
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ITEM 5.         OTHER EVENTS.

                On December 17, 1997, Newpark Resources, Inc., a Delaware corporation ("Newpark"), announced that it had completed the sale of $125 million aggregate principal amount of 8 5/8% Senior Subordinated Notes due 2007 pursuant to Rule 144A and other provisions of the Securities Act of 1933. A copy of the press release issued by Newpark is attached as Exhibit 1 to this Form 8-K.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        99.1    Press Release, dated December 17, 1997.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                     NEWPARK RESOURCES, INC.



Dated:  December 18, 1997            By: /s/ Matthew W. Hardey
                                         ------------------------------------
                                         Matthew W. Hardey, Vice President of
                                         Finance and Chief Financial Officer



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